Fees Summary	Mar. 06, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,073,693.40
Total Transaction Valuation	7,774,753,111.41
Total Offset Amount	0.00
Net Fee	$ 1,073,693.40